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                                                                   Exhibit 10.19

                           REQUISITE TECHNOLOGY, INC.
                     CONTENT CONVERSION SERVICES AGREEMENT

                      Effective Date: December 18, 1998


     This Content Conversion Services Agreement (the "Services Agreement") is made and entered into as of the Effective Date by and between Requisite Technology, Inc., a Delaware corporation with offices at 4888 Pearl East Circle, Suite 300W, Boulder, Colorado 80301 ("Requisite"), and SciQuest a North Carolina corporation with offices at 4222 Emperor Boulevard, Suite 225, Durham, NC 27703 ("SciQuest").

                                    Recitals

     A. Requisite is in the business of creating and delivering electronic catalog search engines and electronic catalog authoring software, providing services related to the development, enhancement or publishing of product information in electronic formats and acting as an electronic catalog provider by gathering and compiling product information within certain industries, organizing that product information in a formal manner and providing finding technology to enable end users to utilize the catalog information.

     B. SciQuest is in the business of making a marketplace of aggregated demand and providing for the sourcing, purchase, and virtual distribution of laboratory equipment, supplies, and services for scientists and their support.

     C. Requisite and SciQuest desire to enter into a certain Product Information Title Distribution Agreement and, in connection with that agreement, enter into an agreement whereby Requisite will perform of even date herewith certain services regarding the creation and conversion of SciQuest's Product Information to Requisite's electronic catalog format and SciQuest's Net.Commerce electronic format or another mutually acceptable format as determined by SciQuest, as well as other services as may be defined from time-to-time.

     Now, Therefore, in consideration of the foregoing premises and the covenants contained herein, the parties hereby agree as follows:

                                   Agreement

     1. Definitions. In this Services Agreement the following words and expressions shall have the meaning set forth below.

         (a) "Content Services" means content conversion services whereby Requisite will convert product information from electronic or print sources into Requisite's electronic catalog format or any other mutually acceptable electronic catalog format that will be billed on a per-item basis or per the attached pricing on the attached Task Orders. Such Content Services shall be considered as performed under the definition of "work made for hire", as such term is defined in 17 U.S.C. (S) 101, the copyright of which shall be owned solely, completely and exclusively by SciQuest. If any of the aforementioned are considered to be work not included in the categories of work covered by the "work made for hire" definition contained in 17 U.S.C. (S) 101, such work shall be owned solely by SciQuest and Requisite hereby assigns and agrees to assign to SciQuest all right, title and interest in and to such work.

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         (b)  "SciQuest Product Information" means the supplier data, supplier product information, product categories, SciQuest Creative Materials, and Updates to such information whether in electronic or paper form, or contained in a Requisite-managed XML data store regarding all scientific products and services available for sourcing purposes and for purchase through SciQuest and SciQuest' affiliates and/or subsidiaries.

         (c) "Deliverables" means the specific materials, devices, products or other deliverables that are provided by Requisite to SciQuest as a result of performing Services and that are specified in the Task Orders.

         (d) "IP Rights" means the rights of recognized intellectual property such as patents and patent applications, copyrights, trademarks, trade secrets, industrial designs, know how, design flows, methodologies and any and all other legal rights protecting intangible proprietary information.

         (e) "Requisite Technology" means Requisite's proprietary information and materials relating to electronic catalog systems, including electronic catalog formats, electronic product catalog design tools and search engines and related software tools, computer programs, documentation, computer languages, methods, methodologies, algorithms and product catalogs and other databases.

         (f) "Services" means the services including any Content Services described in the Task Orders Provided by Requisite or any subsidiary or subcontractor or consultant to Requisite.

         (g) "Task Orders" means the description of the Services and Deliverables to be provided hereunder from time to time, which may include single or multiple Task Orders.

     2.  Services.

         (a) Task Orders. Requisite will provide to SciQuest the Services that are described in the mutually approved initial Task Orders attached hereto as Exhibit A, and any subsequent Task Orders agreed to in writing by both parties under the terms and conditions of this Services Agreement. Such Task Orders may be amended or modified by supplementary work orders agreed to by both parties hereto and attached to the Task Orders, and thereafter the Services shall be deemed to include the services described in such supplementary task orders.

         (b) Manner of Performance. Requisite will provide such resources and utilize such employees and/or design consultants, as it deems necessary to perform the Services. The manner and means used by Requisite to perform the Services desired by SciQuest are in the sole discretion and control of Requisite. All work shall be performed at Requisite's facilities unless otherwise mutually agreed. Requisite shall use commercially reasonable efforts to meet the schedules and time of performance for the Services as set forth in the Task Orders. In the event that Requisite seeks to engage the assistance of any third party consultant with respect to the Services, such consultant shall be subject to Requisite's standard terms for retention of consultants, which shall include agreements satisfactory to SciQuest regarding the confidentiality of SciQuest's proprietary and confidential information and assignment of certain IP Rights to SciQuest.

         (c) SciQuest Assistance. SciQuest and Requisite agree to cooperate in good faith to achieve completion of the Services in a timely and professional manner. SciQuest understands and agrees that Requisite's provision of the Services may depend on completion of

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     certain SciQuest tasks or adherence to SciQuest schedules within SciQuest's control; consequently, the schedule for completion of the Services or any portion thereof may require adjustments or changes in the event such SciQuest tasks or schedules change or are modified or are not completed as anticipated. Requisite shall bear no liability or otherwise be responsible for delays in the provision of Services or any portion thereof occasioned by SciQuest's failure to timely complete a SciQuest task or adhere to a SciQuest schedule.

     3.  Products and Deliverables.

         (a) Deliverables. The Task Orders attached hereto have been prepared, and any subsequent Task Orders will be prepared, jointly by both parties considering SciQuest's specifications and Requisite's capabilities and prior obligations. Each Task Order will accurately reflect the specifications for the Services and the Deliverable(s) (the "Specifications"), or, if provided in a Task Order, the acceptance criteria applicable to the Deliverable(s) (the "Acceptance Criteria"). In performing the Services, Requisite shall use commercially reasonable efforts to design, develop and/or make for SciQuest the Deliverables specified in the Task Orders. Requisite shall use commercially reasonable efforts in order to ensure that the Deliverables meet the Specifications, if any, set forth in the Task Orders for such Deliverables.

         (b) Acceptance Testing. Requisite will notify SciQuest in writing when each such Deliverable is available for testing, and SciQuest will perform or have performed such tests under normal circumstances substantially in accordance with the Specifications or Acceptance Criteria, if any. If SciQuest fails to deliver a report to Requisite containing a detailed description of any nonconformity between the Deliverable as delivered and the Specifications and/or Acceptance Criteria for such Deliverable in the Task Orders (a "Deficiency") within twenty (20) business days after delivery of any Deliverable to SciQuest (such period shall be referred to as the "Acceptance Period"), such Deliverable shall be deemed accepted.

         (c) Remedy of Deficiencies. With respect to any Deliverable containing a Deficiency, SciQuest's sole recourse and Requisite's sole obligation shall be the prompt modification of such Deliverable in order to conform such Deliverable in all material respects to the applicable Specifications, provided that such Deficiency is not due to a defect, contradiction, inconsistency or other flaw in the Specifications requested by SciQuest or any other material supplied by SciQuest. Requisite agrees to modify, at its sole expense, the Deliverable in order to remedy any Deficiencies promptly after receipt of a timely deficiency notice from SciQuest, or within such longer period as the parties may agree. After delivery of such modified Deliverable to SciQuest, SciQuest shall have fifteen (15) business days to review or retest the Deliverable (testing to be performed as set forth in Section 3(b)). By the day of completion of such review or re-testing period, SciQuest may either: (i) deliver a Deficiency report to Requisite, and modification and re-testing of the Deliverable shall recommence; or (ii) as SciQuest's sole remedy, return the Deliverable to Requisite and the applicable Task Order shall be deemed terminated. Failure of SciQuest to do any of the foregoing, shall be deemed an acceptance.

         (d) No Implied Licenses. Except as expressly provided under this Services Agreement, neither party is providing or licensing to the other party any existing technology or proprietary property, or any IP Rights thereto, including any software, product catalogs or other Requisite or SciQuest products. Neither party may acquire licenses under such products or technology other than under the terms of a separate software license agreement or subscription agreement.

     4. Term of Agreement. This Services Agreement commences on the Effective Date and shall continue for the period during which the Product Information Title Distribution

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Agreement executed by the parties hereto and of even date herewith (the
"Distribution Agreement") remains in effect, including any renewal periods of the Distribution Agreement; provided, however, that upon expiration or termination of the Distribution Agreement, this Services Agreement shall remain in force with respect to any outstanding Task Orders until completion and acceptance or termination of all Services pursuant to such Task Orders. This Services Agreement may be earlier terminated as provided in Section 8 below.

     5.  Compensation.

         (a) Services Fees and Expenses. For the Services and Deliverables provided by Requisite, SciQuest agrees to pay Requisite the fees set forth in the Fee Schedule of the Task Orders attached hereto plus any applicable sales or use taxes or other charges as discussed in Section 5(c). SciQuest also shall reimburse Requisite for actual, reasonable travel and out-of-pocket expenses incurred for any Services that must be performed away from Requisite facilities (subject to SciQuest's prior approval).

         (b) Milestone Payments. In performance of the Services, the Task Orders and any supplements thereto may provide for certain milestone events, achievement of which by Requisite will trigger the obligation by SciQuest to pay the applicable Milestone Payment as listed in the Payment Schedule. Upon achievement of the Milestone, Requisite will provide to SciQuest a statement in a form satisfactory to SciQuest showing achievement of the milestone and an invoice for the amount of the applicable Milestone Payment in accordance with the Task Orders.

         (c) Taxes. The amounts payable to Requisite set forth in the Payment Schedule are exclusive of any sales or use or other taxes or governmental charges. SciQuest shall be responsible for payment of all such taxes or charges except for any taxes based solely on Requisite's net income or Requisite's employees. If SciQuest is required to pay any taxes based on this Section 5(c), then SciQuest shall pay such taxes with no reduction or offset in the amounts payable to Requisite hereunder.

         (d) Invoices and Payments. Requisite shall invoice SciQuest for fees and expenses owed under a Task Order. All invoices shall be due and payable 30 days from the invoice date; provided, however, that no amounts shall be due or payable to Requisite for any Deliverable until and unless such Deliverable has been accepted or deemed accepted hereunder by SciQuest. Overdue amounts that are not subject to good faith dispute by SciQuest shall accrue interest at the rate of the lesser of one and one half percent (1.5 %) per month or the highest interest rate legally permissible by law.

     6. Intellectual Property Rights. In providing the Services, Requisite will exercise and utilize certain of its IP Rights. Except as otherwise set forth herein, neither this Services Agreement, nor the provision of Services hereunder, shall give either Requisite or SciQuest any ownership interest in or rights to the IP Rights of the other party. All IP Rights that are owned or controlled by a party at the commencement of this Services Agreement shall remain under the ownership or control of such party throughout the term of this Services Agreement and thereafter.

     7.  Limited Warranties and Exceptions.

         (a)  By Requisite.  Requisite warrants the following to SciQuest:

              (i) The Services provided hereunder will be performed in a professional manner consistent with industry-recognized quality of service performance;

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              (ii)  The Services Agreement has been duly authorized, executed and delivered by Requisite; Requisite has the full power and authority to enter into the Services Agreement and perform its obligations and is free to enter into the Services Agreement; the Services Agreement constitutes a valid and binding obligation of Requisite, enforceable in accordance with its terms; the making of the Services Agreement by Requisite does not violate any agreement, right or obligation existing between Requisite and any other person, firm or corporation;

              (iii) With respect to Requisite's IP Rights, no consents of any third parties need be obtained for Requisite to enter into the Services Agreement or perform the Services, or any such consents have been obtained as of the Effective Date;

              (iv) The Deliverables, in the form delivered to SciQuest hereunder, and any Requisite-owned IP Rights incorporated therein, shall be free of all liens and encumbrances and there will be no claims, demands or actions pending or, to the best of Requisite's knowledge, threatened with respect thereto;

         (b)  By SciQuest.  SciQuest warrants the following to Requisite:

              (i) The Services Agreement has been duly authorized, executed and delivered by SciQuest; SciQuest has the full power and authority to enter into the Services Agreement and perform its obligations and is free to enter into the Services Agreement; the Services Agreement constitutes a valid and binding obligation of SciQuest, enforceable in accordance with its terms; the making of the Services Agreement by SciQuest does not violate any agreement, right or obligation existing between SciQuest and any other person, firm or corporation;

              (ii) With respect to the SciQuest Product Information provided to Requisite, no consents of any third parties need be obtained for SciQuest to enter into the Services Agreement, or any such consents have been obtained as of the Effective Date; and

              (iii)

         (c) Disclaimers. THE WARRANTIES ABOVE ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WHICH ARE EXPRESSLY DISCLAIMED.

     8.  Termination.

         (a) Termination for Breach. This Services Agreement may be terminated by either party upon thirty (30) days prior written notice if the other party materially breaches or fails to perform any material term hereof and the breaching party fails to cure such breach within the 30-day notice period. The foregoing thirty (30) day cure period shall apply to any failure of SciQuest to timely pay fees and charges due hereunder, which uncured breach shall be a material default of this Services Agreement.

         (b) Other Termination. If either Requisite or SciQuest files a petition in bankruptcy or is adjudged a bankrupt, or if a petition in bankruptcy is filed against either party, or if either party becomes insolvent, or makes an assignment for the benefit of creditors, or if either party discontinues its business, or if a receiver is appointed for either party's business who is not discharged within sixty (60) days, such event shall constitute a material breach of this Services

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     Agreement by such party. In the event of bankruptcy proceeding commenced with respect to Requisite, and this agreement is not otherwise terminated, to the extent permitted by law, SciQuest may suspend all further performance of this Services Agreement, except for payment for Services and products delivered and accepted, until Requisite assumes this Services Agreement and provides adequate assurance of performance thereof or rejects this Services Agreement pursuant to Section 365 of the Bankruptcy Code or any similar or successor provision. Any such suspension of further performance by SciQuest pending Requisite's assumption or rejection will not affect SciQuest' rights to pursue or enforce any of its rights under this Services Agreement.

         (c) Effects of Termination. Each party's obligations under Sections 6, 8(c), 9, 10, 11 and 13 of the Services Agreement shall survive termination or expiration of the Services Agreement. Within thirty (30) days of termination of this Services Agreement for any reason, Requisite shall submit to SciQuest an itemized invoice for any fees or expenses accrued and unpaid under this Services Agreement prior to the date of such termination. Termination of this Services Agreement pursuant to this Section will not preclude or otherwise adversely affect any rights either party may have under the terms of this Services Agreement or at law or equity.

     9.  Indemnification.

         (a) By Requisite. Subject to the provisions of Section 9(c), Requisite agrees, at its expense, to defend SciQuest, its divisions, affiliates and subsidiaries, and its officers, directors and employees ("SciQuest Indemnitees"), from and against all third party claims, suits and proceedings brought against the SciQuest Indemnitees, and will pay all final judgments awarded or settlements including reasonable attorney's fees entered into on such claim, proceeding or suit ("Claims"), arising out of or resulting from (i) any material breach of the terms, representations and warranties of this Agreement; (ii) any injuries suffered by Requisite employees except for injuries caused by negligence or intentional harm of SciQuest or its employees or agents; and (iii) a Claim that the Deliverables or Services provided by Requisite to SciQuest, infringe any copyright, trade secret, duly issued United States patent or other IP Right. Requisite shall not be obligated to defend or be liable for Claims if the infringement claim arises out of or results from: (x) compliance with SciQuest' specifications or requirements, to the extent such infringement could not reasonably be avoided without failing to satisfy such SciQuest's specifications or requirements, (y) additions or modifications by SciQuest or any third party to the Deliverables in a manner to become infringing, or (z) a combination of the Deliverables and/or Services provided by Requisite under this Services Agreement with other products or items developed or made by third parties if such infringement could have been avoided either by the use of the Deliverables and/or Services with commercially acceptable non-infringing products or items, or by not making or composing such combination of the products or items. Should any Deliverable or Service become or in Requisite's opinion be likely to become, the subject of any such suit or action for infringement, Requisite shall, as soon as reasonably possible after notice of such suit or action, at Requisite's option and expense, procure for SciQuest the right to continue using such Deliverable or Service or replace or modify such Deliverable or Service so that it becomes non-infringing; and (iv) a claim for breach of warranties set forth in Section 7(a)(ii) and 7(a)(iii).

         (b) By SciQuest. Subject to the provisions of Section 9(c), SciQuest agrees, at its expense, to defend Requisite, its divisions, affiliates and subsidiaries, and its officers, directors and employees ("Requisite Indemnitees"), from and against all third party claims, suits and proceedings brought against the Requisite Indemnitees, and will pay all final judgments awarded or settlements including reasonable attorney's fees entered into on such claim,

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     proceeding or suit ("Claims"), arising out of or resulting from (i) any material breach of the terms, representations and warranties of this Agreement; (ii) any injuries suffered by SciQuest employees, except for injuries caused by negligence or intentional harm of Requisite or its employees or agents, or (iii) a Claim that the use by the Requisite Indemnitees of the SciQuest Product Information or any modification of the Deliverables by SciQuest infringes any third party United States copyright, trade secret, duly issued United States patent, or other IP Right that, but for SciQuest' modification of the Deliverable would not infringe such third party rights.

         (c) Indemnification Procedure. The indemnifying party's indemnification obligations under this Section 9 are conditioned upon the indemnified party: (i) giving prompt notice of the claim or action; (ii) granting sole control of the defense or settlement of the claim or action to the indemnifying party (except that the indemnified party's prior written approval will be required for any settlement that reasonably can be expected to require a material affirmative obligation of, result in any ongoing material liability to or materially prejudice or detrimentally impact the indemnified party in any way); and (iii) providing reasonable cooperation and, at the indemnifying party's request and expense, assistance in the defense or settlement of the claim or action.

         (d) THE FOREGOING STATES SCIQUEST'S AND REQUISITE'S SOLE AND EXCLUSIVE REMEDIES WITH RESPECT TO CLAIMS OF INFRINGEMENT OF THIRD PARTY PROPRIETARY RIGHTS OF ANY KIND.

    10.  Limitations on Liability.

    EXCEPT FOR EACH PARTY'S LIABILITY EXPRESSLY ASSUMED UNDER SECTION 9 ABOVE, IN NO EVENT SHALL EITHER PARTY BE LIABLE UNDER THIS SERVICES AGREEMENT FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, INDIRECT, PUNITIVE OR EXEMPLARY DAMAGES, OR LOST PROFITS OR FOR THE COST OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, HOWEVER CAUSED, WHETHER FOR BREACH OF WARRANTY, CONTRACT, TORT NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. Neither party's total liability under this Services Agreement to the other shall exceed the total amount actually paid by SciQuest hereunder; provided, however, that there shall be no limit on either party's liability under the infringement indemnification provisions set forth in Section 9 above.

    11.  Confidentiality and Non-Use.

         (a) Confidential Information. By virtue of this Services Agreement, each party hereto may disclose to the other party information that is confidential and otherwise proprietary. Subject to the exceptions listed below, a party's "Confidential Information" means information disclosed by such party to the other party under this Agreement, including any trade secrets of such party and other information about such party's business, technology or products that is not generally known in the industry and which derives independent economic value, actual or potential, from not being generally known to the public or to persons who can derive economic value from its disclosure or use, and which is either clearly marked or otherwise clearly designated as "confidential" or the equivalent or is disclosed under circumstances such that a reasonable person would expect such information to be held in confidence, and with respect to SciQuest, shall include all third party supplier data provided to Requisite hereunder. However, a party's Confidential Information shall not include any information that the party asserting such exception proves by clear and convincing evidence that: (i) is or becomes a part of the public domain through no act or omission of the receiving party; or (ii) was in the receiving party's

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     lawful possession prior to the disclosure; or (iii) is independently developed by the receiving party by employees or agents without access to the disclosing party's Confidential Information; or (iv) is lawfully disclosed to the receiving party by a third party without restriction on disclosure. The Confidential Information of a party is and shall remain the property of such party, notwithstanding any permissible disclosure of such information under this Services Agreement.

          (b) Confidentiality Obligations. Except for trade secrets which are defined under applicable law and shall remain confidential, each party agrees, for the term of this Services Agreement and five (5) years after its expiration or termination, (i) to hold the other party's Confidential Information in strict confidence, (ii) not to disclose such Confidential Information to third parties not authorized by the disclosing party to receive such Confidential Information, and (iii) not to use such Confidential Information for any purpose except as expressly permitted hereunder. Each party agrees to take reasonable steps to protect the other party's Confidential Information to ensure that such Confidential Information is not disclosed, distributed or used in violation of the provisions of this Services Agreement. The foregoing prohibition on disclosure of Confidential Information shall not apply to the extent certain Confidential Information is required to be disclosed by the receiving party as a matter of law or by order of a court, provided that the receiving party uses reasonable efforts to provide the disclosing party with prior notice of such obligation to disclose and reasonably assists in obtaining a protective order therefor.

          (c) Disclosure to Consultants. Each party may disclose Confidential Information to third party consultants or contractors who have a need to access such Confidential Information in connection with such party's performance of services pursuant to this Services Agreement subject to the restrictions under this Services Agreement; provided, however, that this provision shall not be construed to prohibit the disclosure of this Agreement by either party as may be reasonably required in connection with lending and capital-raising transactions undertaken by such party. Each party shall ensure that any third party consultants or contractors that receive access to the Confidential Information shall execute a non-disclosure agreement that preserves the confidentiality and proprietary aspects of the Confidential Information to the same extent as that required under this Services Agreement.

          (d) Return of Confidential Information. Upon termination of this Agreement, Confidential Information of each party shall be returned to the owner of the Confidential Information or destroyed.

     12. Independent Contractors. Requisite shall perform the Services as an independent contractor, and nothing contained in this Services Agreement shall be construed to create or imply a joint venture, partnership, principal-agent or employment relationship between the parties. Neither party shall take any action or permit any action to be taken on its behalf that purports to be done in the name of or on behalf of the other party and shall have no power or authority to bind the other party to assume or create any obligation or responsibility express or implied on the other party's behalf or in its name, nor shall such party represent to any one that it has such power or authority.

     13.  Dispute Resolution.

          (a) The parties shall attempt in good faith to resolve any dispute arising under this agreement informally according to the following procedure. Upon written request of either party identifying a dispute to be resolved, each party will designate an executive officer

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     with the responsibility and authority to resolve the dispute. These officers shall meet within fifteen (15) days after the request to identify the scope of the dispute and the information needed to discuss and attempt to resolve such dispute. These officers shall then gather relevant information regarding the dispute and shall meet to discuss the issue and to negotiate in good faith to resolve the issue.

          (b) In the event the parties are unable to resolve the dispute within thirty (30) days after the first meeting of the designated officers a specified above (or such longer time as the parties agree), then the dispute may, upon written agreement of the parties, be resolved by binding arbitration under the terms of this Section. The arbitration shall be in accordance with the then existing commercial arbitration rules of the American Arbitration Association, as modified hereunder.
     The arbitration shall be conducted by three arbitrators, each of whom shall be an expert in the subject matter of the dispute and not associated with either party. Each party shall have the right to select one of the arbitrators, and the two selected arbitrators shall select the third. The decision of the arbitrators shall be binding upon the parties, and judgment in accordance with that decision may be entered in any court having jurisdiction thereof.

          (c) Nothing in this Section shall restrict the right o either party to apply to a court of competent jurisdiction for emergency equitable relief prior to or pending final determination of a claim by arbitration in accordance with this Section. The prevailing party in any arbitration or judicial action brought to enforce or interpret this Services Agreement or for relief for its breach shall be entitled to recover its costs (including its share of arbitration fees) and its reasonable attorney(s)' fees therein incurred.

     14.  Miscellaneous.

          (a) Assignment. Neither party shall assign, delegate, or subcontract any portion of its rights, duties, or obligations under this Services Agreement without the prior written consent of the other party, which consent will not be unreasonably withheld or delayed, and any attempt to do so shall be void, provided, however, that Requisite may subcontract the performance of services to be provided hereunder to its subsidiaries and such subsidiaries shall be bound by the terms and conditions of this Service Agreement. Either party may assign or transfer this Services Agreement in connection with (i) the sale of all or substantially all of the assets of such party or (ii) a merger, consolidation or other action or event that effectively causes a change in control of such party.

          (b) Notices. All notices, statements and/or payments to be given to the parties hereunder shall be addressed to the parties at the addresses set forth on the signature page below or at such other address as the parties shall designate in writing from time to time. All notices shall be in writing and shall either be served by personal delivery (to an officer of each company), certified or registered mail return receipt requested, facsimile (if confirmed by certified or registered mail return receipt requested or personal delivery of a hard copy), all charges prepaid. Except as otherwise provided herein, such notices shall be deemed given when delivered, except that notices of change of address shall be effective only after the actual receipt thereof. Copies of all notices to SciQuest should be sent to the attention of the SciQuest representative designated in writing by SciQuest. All notices to Requisite should be sent Attention:
     Contracts Administration.

          (c) Severability. If any term or provision of this Services Agreement is determined to be invalid or unenforceable for any reason, it shall be adjusted rather than voided, if possible, to achieve the intent of the parties to extent possible. In any event, all other terms and provisions shall be deemed valid and enforceable to the maximum extent possible.

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          (d)  Force Majeure. Neither party shall be liable for any loss, damage, or penalty arising from delay due to causes beyond its reasonable control (a "Force Majeure Event"). In the event that a Force Majeure Event continues for a period of thirty (30) days, either party shall have the right to terminate this Services Agreement upon thirty (30) days prior written notice to the other party. Both parties agree to use commercially reasonable efforts to minimize the extent of any delay caused by a Force Majeure Event.

          (e) Export Administration. If any Deliverable or custom software is exported for use outside the United States, both parties agrees to comply fully with all relevant regulations of the U.S. Department of Commerce and with the U.S. Export Administration Act to assure that such are not exported in violation of U.S. law and to comply fully with any other regulations or laws relating to such export or import into another country. The exporting party shall be responsible for any duties, customs charges or other taxes or fees relating to such export.

          (f) Complete Agreement. The parties acknowledge that they have read, understand and agree to be bound by this Services Agreement and that the Services Agreement is the complete and exclusive statement of the agreement between the parties regarding the subject matter hereof, which supersedes all proposals, oral or written, and all other communications between the parties relating to such subject matter.

          (g) Modification. Any terms and conditions of any purchase order or other instrument issued by SciQuest or Requisite in connection with the Services Agreement that are in addition to or inconsistent with the terms and conditions of this Services Agreement shall be of no force or effect. This Services Agreement may be modified only by a written instrument duly executed by an authorized representative of Requisite and SciQuest.

          (h) No Waiver. The failure of a party to enforce any provision of this Services Agreement shall not constitute a waiver of such provision or the right of such party to enforce such provision or any other provision.

          (i) Governing Law and Jurisdiction. All questions concerning the validity and operation of this Agreement and performance of the obligations imposed upon the parties hereunder shall be governed by the substantive laws of the State of Colorado.

          (j) Counterparts. This Agreement may be executed in counterparts or by facsimile, each of which shall be an original, and all of which together shall constitute one and the same agreement.

          (k) This Services Agreement shall be binding upon the parties solely after its mutual execution by both parties.

                  [Rest of Document Intentionally Left Blank]

     In Witness Whereof, the parties hereto have executed this Services Agreement as of the Effective Date.

SciQuest, Inc.                                Requisite Technology, Inc.



Signature: /s/ Lyle Brecht                    Signature:  /s/ Barbara Mowry
          -------------------------------               ------------------------
Name:     Lyle Brecht                         Name:    Barbara Mowry
     ------------------------------------          ----------------------------
Title:    Executive Vice President            Title:   President & CFO
      -----------------------------------           ---------------------------
Date:     12-18-98                            Date:    12/18/98
     ------------------------------------          ----------------------------
Address: 4222 Emperor Boulevard Suite 225     4888 Pearl East Circle Suite 300W
         Durham, NC  27703                    Boulder, CO  80301

                                   Exhibit A

                             COMMITTED TASK ORDERS

The purpose of Task Orders 1 through 5 of Exhibit A is to take product information provided to SciQuest from multiple suppliers in both electronic and paper formats and convert this content into SciQuest Product Information that meets SciQuest's requirements for publishing this information to its electronic commerce site and to Requisite's Product Information Titles for Requisite's ESV partner applications.

Task Order 1

Task Order Name:           .  Content Conversion:  Paper Catalog Content Conversion - "Rich Content"
- -----------------------------------------------------------------------------------------------------------
Dependencies:              .  SciQuest delivery of paper catalogs and determination of products requiring
                              Rich Content" format according to following schedule:
                              .  33% of Products by December 28, 1998
                              .  33% of Products by January 13, 1999
                              .  33% of Products by January 20, 1999
- -----------------------------------------------------------------------------------------------------------
Deliverables:              .  Populated database of product information in "Rich Content" format
- -----------------------------------------------------------------------------------------------------------
Estimated Schedule:        .  Project start date - December14, 1998:   Project completion date - February
                              15, 1999
- -----------------------------------------------------------------------------------------------------------
Scope of Work:             .  50,000 items converted from paper catalog source material
                           .  Catalog page scanning, clean-up, and CD creation
                           .  Graphic image capture/association in GIF/TIFF/JPEG format
                           .  Line item conversion, field population, cleansing, and parametric attribute extraction
                           .  BugsEye genus category schema creation where applicable
- -----------------------------------------------------------------------------------------------------------
Fee Schedule:              .  (See Attached) - Paper Catalog Content Conversion Price Schedule - "Rich
                              Content"
                           .  Services will be invoiced monthly
- -----------------------------------------------------------------------------------------------------------
Rebilled Expenses:
- -----------------------------------------------------------------------------------------------------------
Estimated Cost:            .  $87,500
- -----------------------------------------------------------------------------------------------------------

This task order is hereby incorporated as part of the Services Agreement between Requisite Technology, Inc. and SciQuest dated December ___, 1998.

SciQuest.                             Requisite Technology, Inc.



Signature:                            Signature:
          --------------------------            --------------------------
Name:                                 Name:
     -------------------------------       -------------------------------
Title:                                Title:
      ------------------------------        ------------------------------
Date:                                 Date:
     -------------------------------       -------------------------------

                                   Exhibit A

                             COMMITTED TASK ORDERS

Task Order 2

Task Order Name:           .  Content Conversion:  Paper Catalog Content Conversion - "Basic Content"
- -----------------------------------------------------------------------------------------------------------
Dependencies:              .  SciQuest delivery of paper catalogs and determination of products requiring
                              "Basic Content" according to following schedule
                              .  33% of Products by December 28, 1998
                              .  33% of Products by January 13, 1999
                              .  33% of Products by January 20, 1999
- -----------------------------------------------------------------------------------------------------------
Deliverables:              .  Populated database of product information in "Basic Content" format
- -----------------------------------------------------------------------------------------------------------
Estimated Schedule:        .  Project start date - December 14, 1998;   Project completion date - February
                              15, 1999
- -----------------------------------------------------------------------------------------------------------
Scope of Work:             .  50,000 items converted from paper catalog source material
                           .  Catalog page scanning, clean-up, and CD creation
                           .  Line item conversion, field population, and cleansing for "Basic Content"
                           .  BugsEye genus category schema creation where applicable
- -----------------------------------------------------------------------------------------------------------
Fee Schedule:              .  (See Attached) - Paper Catalog Content Conversion Price Schedule - "Basic
                              Content" and Upgrades to "Rich Content"
                           .  Services will be invoiced monthly
- -----------------------------------------------------------------------------------------------------------
Rebilled Expenses:
- -----------------------------------------------------------------------------------------------------------
Estimated Cost:            .  $45,000
- -----------------------------------------------------------------------------------------------------------

This task order is hereby incorporated as part of the Services Agreement between Requisite Technology, Inc. and SciQuest dated December ___, 1998.


SciQuest.                             Requisite Technology, Inc.



Signature:                            Signature:
          ------------------------              ------------------------
Name:                                 Name:
     -----------------------------         -----------------------------
Title:                                Title:
      ----------------------------          ----------------------------
Date:                                 Date:
     -----------------------------         -----------------------------

                                   Exhibit A

                             COMMITTED TASK ORDERS

Task Order 3


Task Order Name:           .  Content Conversion:  Electronic File Content Conversion - "Basic Content"
- -----------------------------------------------------------------------------------------------------------
Dependencies:              .  SciQuest and SciQuest's suppliers delivery of properly formatted electronic files of products requiring "Basic Content" according to following schedule:
                              .  50% of Products by December 28, 1998
                              .  50% of Products by January 20, 1999
- -----------------------------------------------------------------------------------------------------------
Deliverables:              .  Populated database of product information in "Basic Content" format
- -----------------------------------------------------------------------------------------------------------
Estimated Schedule:        .  Project start date - December 14, 1998;   Project completion date - February
                              15, 1999
- -----------------------------------------------------------------------------------------------------------
Scope of Work:             .  100,000 items converted from supplier submitted electronic files
                           .  Line item conversion, field population, and cleansing for "Basic Content"
                           .  BugsEye genus category schema creation where applicable
- -----------------------------------------------------------------------------------------------------------
Fee Schedule:              .  (See Attached) - Electronic File Content Conversion Price Schedule - "Basic
                              Content" and Upgrades to "Rich Content"
                           .  Services will be invoiced monthly
- -----------------------------------------------------------------------------------------------------------
Rebilled Expenses:
- -----------------------------------------------------------------------------------------------------------
Estimated Cost:            .  $50,000
- -----------------------------------------------------------------------------------------------------------

This task order is hereby incorporated as part of the Services Agreement between Requisite Technology, Inc. and SciQuest dated December ___, 1998.

SciQuest.                             Requisite Technology, Inc.



Signature:                            Signature:
          -------------------------             -------------------------
Name:                                 Name:
     ------------------------------        ------------------------------
Title:                                Title:
      -----------------------------         -----------------------------
Date:                                 Date:
     ------------------------------        ------------------------------

                                   Exhibit A

                             COMMITTED TASK ORDERS

Task Order 4


Task Order Name:           .  Content Conversion:  Electronic File and Paper Content Conversion - "Basic
                                                                   ---
                              Content"
- -----------------------------------------------------------------------------------------------------------
Dependencies:              .  SciQuest and SciQuest's suppliers delivery of properly formatted electronic files and paper catalogs of products requiring "Basic Content according to the following schedule:
                              .  A minimum of 25,000 items received by December 28, 1998
                              .  A minimum of 25,000 items received weekly beginning January 4, 1999
- -----------------------------------------------------------------------------------------------------------
Deliverables:              .  Populated database of product information in "Basic Content" format
- -----------------------------------------------------------------------------------------------------------
Estimated Schedule:        .  Project start date - December 14, 1998;   Project completion date - March
                              26, 1999
- -----------------------------------------------------------------------------------------------------------
Scope of Work:             .  300,000 items converted from supplier submitted paper catalogs and electronic files of product information
                              .  Requisite production of 25,000 items weekly commencing week of January 11,
                                 1999
                           .  Line item conversion, field population, and cleansing for "Basic Content"
                           .  BugsEye genus category schema creation where applicable
- -----------------------------------------------------------------------------------------------------------
Fee Schedule:              .  (See Attached) - Electronic File Content Conversion/Augmentation from Paper
                              Catalogs Price Schedule - "Basic Content" and Upgrades to "Rich Content"
                           .  Services will be invoiced monthly
- -----------------------------------------------------------------------------------------------------------
Rebilled Expenses:
- -----------------------------------------------------------------------------------------------------------
Estimated Cost:            .  $270,000
- -----------------------------------------------------------------------------------------------------------

This task order is hereby incorporated as part of the Services Agreement between Requisite Technology, Inc. and SciQuest dated December ___, 1998.

SciQuest.                             Requisite Technology, Inc.



Signature:                            Signature:
          -------------------------             -------------------------
Name:                                 Name:
     ------------------------------        ------------------------------
Title:                                Title:
      -----------------------------         -----------------------------
Date:                                 Date:
     ------------------------------        ------------------------------

                                   Exhibit A

                             COMMITTED TASK ORDERS

Task Order 5


Task Order Name:           .  Miscellaneous Requisite Services for SciQuest Content Conversion Tasks 1, 2,
                              3, 4
- -----------------------------------------------------------------------------------------------------------
Dependencies:
- -----------------------------------------------------------------------------------------------------------
Deliverables:
- -----------------------------------------------------------------------------------------------------------
Estimated Schedule:
- -----------------------------------------------------------------------------------------------------------
Scope of Work:
- -----------------------------------------------------------------------------------------------------------
Fee Schedule:              .  SciQuest Supplier FTP Data Collection Site
                              .  Initial Set-up Fee    $ 5,000
                              .  Monthly Maintenance Fee  $   800
                           .  Schema Consulting  $150.00 per hour
                           .  Preparation of export files & data loading assistance  $100.00 per hour
                           .  Services will be invoiced monthly
- -----------------------------------------------------------------------------------------------------------
Rebilled Expenses:
- -----------------------------------------------------------------------------------------------------------
Estimated Cost:
- -----------------------------------------------------------------------------------------------------------

This task order is hereby incorporated as part of the Services Agreement between Requisite Technology, Inc. and SciQuest dated December ___, 1998.

SciQuest, Inc.                        Requisite Technology, Inc.



Signature:                            Signature:
          -------------------------             -------------------------
Name:                                 Name:
     ------------------------------        ------------------------------
Title:                                Title:
      -----------------------------         -----------------------------
Date:                                 Date:
     ------------------------------        ------------------------------

       Paper Catalog Content Conversion Price Schedule - "Rich Content"

             Description of Service                Rich Content
- -----------------------------------------------------------------------------------------

Content extraction from paper catalog to create    $35.00 per catalog page
 textual data in Spreadsheet form suitable for
 import
- -----------------------------------------------------------------------------------------
Image Capture/Association from Paper catalogs in
 GIF/TIFF/JPEG format
 .  Black & White line drawing
 .  Black & White half-tone picture                 $0.45 per image
 .  Full color picture                              $0.60 per image
                                                   $0.95 per image

- -----------------------------------------------------------------------------------------
Conversion, cleansing, and parametric attribute    Per line item/per catalog
 population into database using Data
 Transformation techniques per volume table
 below:
1  to  1,000 items                                 $0.95
1,001  to  5,000 items                             $0.90
5,001  to  10,000 items                            $0.85
10,001  to  25,000 items                           $0.80
25,001    and above                                $0.75
- -----------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------


Notes--

1- "Rich Content" is fully described and enriched product information. Part numbers, manufacturer names, long and short product descriptions and associated graphical content are organized into database fields. Short product descriptions are cleansed and/or constructed from available information provided. Available product-level attributes are extracted and populated into a genus class category structure.

  Paper Catalog or Electronic File Content Conversion Price Schedule - "Basic
                --
                    Content" and Upgrades to "Rich Content"


           Description of Service             Basic Content                  UPGRADE TO
                                                                            RICH CONTENT
- ----------------------------------------------------------------------------------------------------------------
Content extraction from paper catalog to      $20.00 per catalog page        $ 20.00 per catalog  page if
create textual data in Spreadsheet form        if applicable                 previously scanned; $35.00
suitable for import                                                          per catalog page for initial scan

- ----------------------------------------------------------------------------------------------------------------
Image Capture/Association from Paper
catalogs in GIF/TIFF/JPEG format
 .  Black & White line drawing
 .  Black & White half-tone picture              N/A                    $0.45 per image
 .  Full color picture                           N/A                    $0.60 per image
                                                N/A                    $0.95 per image

                                                                       $0.25 per image from electronic source

- ----------------------------------------------------------------------------------------------------------------
Conversion, cleansing, and parametric          Per line item/per catalog    Per line item/per catalog
attribute population into database using
Data Transformation techniques per volume
table below:
1  to  1,000 items                             $0.50                     $0.50
1,001  to  5,000 items                         $0.47                     $0.47
5,001  to  10,000 items                        $0.45                     $0.45
10,001  to  25,000 items                       $0.43                     $0.43
25,001    and above                            $0.40                     $0.40

Parametric attribute capture and population applicable only to "Upgrade to Rich
 Content" column

- ------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------

Notes--

1- "Rich Content" is fully described and enriched product information. Part numbers, manufacturer names, long and short product descriptions and associated graphical content are organized into database fields. Short product descriptions are cleansed and/or constructed from available information provided. Available product-level attributes are extracted and populated into a genus class category structure.

2- "Basic Content" is product information that delivers at a minimum, the required fields as specified in the SciQuest Product Information Content Table, attached hereto as Exhibit B from available information and includes the BugsEye genus classification for such product information.

3- "Upgrade to Rich Content" is the augmentation of "Basic Content" to "Rich Content" through use of additional information available through paper catalog sources.

                                       22